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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 12, 2002


                        RYDER VEHICLE LEASE TRUST 2001-A
             (Exact name of registrant as specified in its charter)


 Delaware                                    333-52660       65-6359417
 (State or other jurisdiction of             (Commission     (IRS Employer
 incorporation or organization)              File Number)    Identification No.)

 3600 NW 82nd Avenue, Miami, Florida                         33166
 (Address of principal executive offices)                    (Zip Code)


                                 (305) 500-3726
              (Registrant's telephone number, including area code)


             This report consists of 9 consecutively numbered pages.

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ITEM 5.   OTHER EVENTS

          The Quarterly Report to Investors (Payment Date Certificate) for the quarter ended July 31, 2002 was delivered to the trustee of the Ryder Vehicle Lease Trust 2001-A Aug 12, 2002.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

                (c)  Exhibits:

               99.1 Quarterly Report to Investors (Payment Date Certificate) for the quarter ended July 31, 2002.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           RYDER VEHICLE LEASE TRUST 2001-A
                                           (Registrant)

Date: August 23, 2002                      /s/ W. Daniel Susik
                                           -------------------
                                           W. Daniel Susik
                                           Senior Vice President & Treasurer
                                           Ryder Truck Rental, Inc.

                                           (Duly Authorized Officer of the
                                           Administrator on behalf of the Trust)

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                                INDEX TO EXHIBITS

Exhibit
Number      Description of Exhibit

 99.1 Quarterly Report to Investors (Payment Date Certificate) for the quarter ended July 31, 2002.